Prepayments and Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2022
Prepayments and Other Current Assets
Summary of prepayments and other current assets

The following is a summary of prepayments and other current assets (in thousands):

	December 31,	December 31,
	2021	2022
	RMB	RMB
Guarantee payment made to Blizzard - royalty fees	319,210	634,909
Prepayment for royalties, revenue sharing cost	2,635,766	1,787,638
Receivable due from Alibaba	837,148	38,366
Interest and other operating income receivable	676,714	1,373,854
Prepayments of content and marketing cost and other operational expenses	826,220	725,183
Prepayment for sales tax and deductible value added tax	483,397	492,552
Bridge loans in connection with ongoing investments	41,835	43,313
Deposits	86,621	68,285
Employee advances	67,848	61,480
Advance to suppliers	134,712	105,903
Others	126,386	116,801
	6,235,857	5,448,284